                                                    ---------------------------
                                                    MFS(R) RESEARCH BOND FUND J
                                                    ---------------------------

                                SEPTEMBER 1, 2003, AS AMENDED DECEMBER 22, 2003

                                                                     PROSPECTUS

                                                                 CLASS A SHARES
                                                                 CLASS B SHARES
                                                                 CLASS C SHARES
-------------------------------------------------------------------------------

This Prospectus describes the MFS Research Bond Fund J. The fund's investment objective is total return (high current income and long-term growth of capital).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
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TABLE OF CONTENTS
-----------------

                                                                         Page
  I       Risk Return Summary ......................................      1

  II      Expense Summary ..........................................      6

  III     Certain Investment Strategies and Risks ..................      8

  IV      Management of the Fund ...................................      9

  V       Description of Share Classes .............................     10

  VI      How to Purchase, Exchange and Redeem Shares ..............     13

  VII     Investor Services and Programs ...........................     16

  VIII    Other Information ........................................     18

  IX      Financial Highlights .....................................     21

          Appendix A -- Investment Techniques and Practices ........    A-1

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I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is total return (high current income and long-term growth of capital). The fund's objective may be changed without shareholder approval.

    PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

    o U.S. investment grade corporate fixed income securities, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g. rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade,

    o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities, or municipal obligations (Although U.S. government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.),

    o U.S. high yield fixed income securities, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds,

    o foreign fixed income securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers,

    o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

      The fund may not invest in any kind of equity securities or make any equity investments.

      A committee of fixed income research analysts selects portfolio securities for the fund. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the fund's assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the fund's investment objective within their assigned category. The fund's assets may be allocated among some or all of the various categories of fixed income securities.

      The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o futures and forward contracts,

    o options on futures contracts, foreign currencies, securities and bond indices,

    o structured notes and indexed securities, and

    o swaps, caps, floors and collars.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

      The fund may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Mortgage-Backed and Asset-Backed Securities:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                > When interest rates fall, homeowners are more likely to
                  prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to
                  prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and the asset-backed securities in the case of default. However, the U.S. government or its agencies may guarantee the payment of principal and interest on certain mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Derivatives Risk

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ...........................................................................

                                                   CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .... See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

    Management Fees .............................    0.50%      0.50%     0.50%
    Distribution and Service (12b-1) Fees(2) ....    0.35%      1.00%     1.00%
    Other Expenses ..............................    0.25%      0.25%     0.25%
                                                    ------     ------    ------
    Total Annual Fund Operating Expenses ........    1.10%      1.75%     1.75%
        Fee Reductions(3)                          (0.50)%    (0.15)%   (0.15)%
                                                    ------     ------    ------
        Net Expenses(4) .........................    0.60%      1.60%     1.60%

    ------
    (1) For class A shares only an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months. (CDSC will age on the last day of the month of purchase and each subsequent month).
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for class B and class C shares (0.75% distribution fee and a 0.25% service fee). The fund's distributor, MFS Fund Distributors, Inc. ("MFD"), has contractually agreed to waive the fund's class A distribution and service fees. (See footnote (3) below.)
    (3) MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually and to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below) do not exceed 0.25% annually. In addition, as noted above, the fund's distributor, MFD, has contractually agreed to waive the class A distribution and service fees.
    (4) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the fund. Had these expense reductions been taken into account, "Net Expenses" would be lower.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    Class A shares                          $533       $761     $1,006    $1,709

    Class B shares(1)
      Assuming redemption at end of
        period                              $563       $836     $1,135    $1,878
      Assuming no redemption                $163       $536     $  935    $1,878

    Class C shares
      Assuming redemption at end of
        period                              $263       $536     $  935    $2,050
      Assuming no redemption                $163       $536     $  935    $2,050

    ------

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.8 billion as of July 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund and the portfolio (including portfolio management and trade execution). The fund pays MFS a management fee equal to the management fee ratio for the fund as set forth in the "Expense Summary" above.

o   PORTFOLIO MANAGER

    The fund is managed by a committee comprised of research analysts under the general supervision of Michael W. Roberge, the Associate Director of Fixed Income Research and a Senior Vice President of MFS. Mr. Roberge has been employed in the investment management area of MFS since 1996.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, B and C shares exclusively for sale in Japan. Only class B shares are currently being offered.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within twelve months (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                              SALES  CHARGE*  AS PERCENTAGE OF:
                                              -----------------------------
                                                 Offering        Net Amount
    Amount of Purchase                             Price          Invested
    Less than $100,000                              4.75            4.99
    $100,000 but less than $250,000                 4.00            4.17
    $250,000 but less than $500,000                 2.95            3.04
    $500,000 but less than $1,000,000               2.20            2.25
    $1,000,000 or more                             None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first five years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after five years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

      The CDSC is imposed according to the following schedule:

                                                           CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    --------------------------------------------------------------------------
    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          2%
    Fifth                                                           1%
    Sixth and following                                             0%

o   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.10% class A distribution fee and 0.25% class A service fee are currently being waived as described under "Expense Summary."

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below.

o   HOW TO PURCHASE SHARES

    You can establish an account by having your financial adviser process your purchase. The minimum initial investment and the minimum subsequent investment amounts differ depending upon the financial institution through which the investment is made. These minimums are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's shares.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable contingent deferred sales charge and/or redemption fee will be assessed.

o   HOW TO EXCHANGE SHARES

    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value if the other MFS funds are sold in Japan through the same distributor and the distributor permits such exchanges. Exchange privileges, if any, are disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's shares. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Exchange Limitation Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares by having your financial adviser process your redemption. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered.

      Under unusual circumstances; such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once a shareholder makes

      o three exchanges (each exceeding $10,000 in value) out of an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

      o six exchanges (each exceeding $10,000 in value) out of any other MFS fund,

      during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below, in applying this policy, the MFS funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

        MFS' international and global funds will charge a 2% redemption fee (which is retained by the funds) on proceeds from shares redeemed or exchanged within 30 days following the acquisition (either by purchase or exchange) of fund shares made on or after December 8, 2003. See below for details.

      LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The MFS funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
----------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and class C shares, you can receive up to 10% of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

----------------------
VIII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the Adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS

    The fund intends to declare and pay as dividends substantially all of its net income (excluding any capital gains) to shareholders at least monthly. Any capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has done in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of ordinary dividends to the fund's non-corporate shareholders may be treated as "qualified dividend income". "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the fund received in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates the prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------

    The financial highlights tables are intended to help you understand the fund's financial performance since the fund's inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

    CLASS B SHARES
...............................................................................
                                                                 PERIOD ENDED
                                                              APRIL 30, 2003*
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the
  period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.27
  Capital gain distribution from underlying fund                         0.01
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.52
                                                                       ------
      Total from investment operations                                 $ 0.80
                                                                       ------
Less distributions declared to shareholders -
  From net investment income                                           $(0.24)
                                                                       ------
Net asset value - end of period                                        $10.56
                                                                       ------
Total return                                                             7.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses(1)##                                                          1.05%+
  Net investment income                                                  4.48%+
Portfolio turnover(2)                                                     141%
Net assets at end of period (000 Omitted)                            $174,780

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.05% of average daily net assets. In addition, the investment adviser contractually waived its fees for the period. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                                            $ 0.23
      Ratios (to average net assets):
        Expenses(1);##                                                   1.75%+
        Net investment income                                            3.78%+

  * For the period from the commencement of the fund's investment operations, October 17, 2002, through April 30, 2003.
(1) Reflects direct fund expenses only.
(2) Portfolio turnover rate reflects that of the Portfolio in which the fund invests.
  + Annualized.

 ++ Not annualized.

  # Per share data is based on average shares outstanding.

 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................
                   x fund uses, or currently   -- permitted, but the fund
                     anticipates using            does not currently anticipate
    SYMBOLS                                       using
    ---------------------------------------------------------------------------

Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                               x
    Corporate Asset-Backed Securities                                       x
    Mortgage Pass-Through Securities                                        x
    Stripped Mortgage-Backed Securities                                     x
  Corporate Securities                                                      x
  Loans and Other Direct Indebtedness                                       x
  Lower Rated Bonds                                                         x
  Municipal Bonds                                                           x
  U.S. Government Securities                                                x
  Variable and Floating Rate Obligations                                    x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                  x
Equity Securities                                                          --
Foreign Securities Exposure
  Brady Bonds                                                               x
  Depositary Receipts                                                      --
  Dollar-Denominated Foreign Debt Securities                                x
  Emerging Markets                                                          x
  Foreign Securities                                                        x
Forward Contracts                                                           x
Futures Contracts                                                           x
Indexed Securities/Structured Products                                      x
Inverse Floating Rate Obligations                                           x
Investment in Other Investment Companies
  Open-End Funds                                                           --
  Closed-End Funds                                                         --
Lending of Portfolio Securities                                             x
Leveraging Transactions
  Bank Borrowings                                                          --
  Mortgage "Dollar-Roll" Transactions                                       x
  Reverse Repurchase Agreements                                             x
Options
  Options on Foreign Currencies                                             x
  Options on Futures Contracts                                              x
  Options on Securities                                                     x
  Options on Bond Indices                                                   x
  Reset Options                                                             x
  "Yield Curve" Options                                                     x
Repurchase Agreements                                                       x
Short Sales                                                                --
Short Term Instruments                                                      x
Swaps and Related Derivative Instruments                                    x
Temporary Borrowings                                                        x
Temporary Defensive Positions                                               x
"When-Issued" Securities                                                    x

MFS(R) RESEARCH BOND FUND J

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2003, as amended December 22, 2003, provides more detailed information about the fund and is incorporated into this prospectus by reference.

  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                                                  RBJ-PRO 12/03

                                                    ---------------------------
                                                    MFS(R) RESEARCH BOND FUND J
                                                    ---------------------------
                                SEPTEMBER 1, 2003, AS AMENDED DECEMBER 22, 2003

[Logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated September 1, 2003, as amended December 22, 2003. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                  RBJ-SAI-12/03

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                            Page
I     Definitions ........................................................    3
II    Management of the Fund .............................................    3
      The Fund ...........................................................    3
      Trustees and Officers -- Identification and Background .............    3
      Trustee Compensation and Committees ................................    3
      Affiliated Service Provider Compensation ...........................    3
III   Sales Charges and Distribution Plan Payments .......................    4
      Sales Charges ......................................................    4
      Distribution Plan  Payments ........................................    4
IV    Portfolio Transactions and Brokerage Commissions ...................    4
V     Share Ownership ....................................................    4
VI    Performance Information ............................................    4
VII   Investment Techniques, Practices, Risks and Restrictions ...........    4
      Investment Techniques, Practices and Risks .........................    4
      Investment Restrictions ............................................    4
VIII  Tax Considerations .................................................    4
IX    Independent Auditors and Financial Statements ......................    4
      Appendix A -- Trustee Compensation and Committees ..................  A-1
      Appendix B -- Affiliated Service Provider Compensation .............  B-1
      Appendix C -- Sales Charges and Distribution Plan Payments .........  C-1
      Appendix D -- Portfolio Transactions and Brokerage Commissions .....  D-1
      Appendix E -- Share Ownership ......................................  E-1
      Appendix F -- Performance Information ..............................  F-1

I     DEFINITIONS
      "Fund" - MFS Research Bond Fund J, a series of the Trust.

      "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.

      "Prospectus" - The Prospectus of the Fund, dated September 1, 2003, as amended December 22, 2003, or supplemented from time to time.

II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,563 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI    PERFORMANCE INFORMATION
      Performance information as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix F to this Part I.

VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

      The following percentage limitations, as a percentage of the Fund's net assets, apply to certain of these investment techniques and practices:

                          INVESTMENT                      PERCENTAGE LIMITATION
                          LIMITATION                      (BASED ON NET ASSETS)
                          ----------                      ---------------------
      Foreign Securities
        (including Emerging Markets): ..................               25%
      Emerging Markets: ................................               10%
      Lower Rated Bonds: ...............................               25%

      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VIII  TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

      The Portfolio of Investments and the Statement of Assets and Liabilities at April 30, 2003, the Statement of Operations for the period ended April 30, 2003, the Statement of Changes in Net Assets for the period ended April 30, 2003, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors given their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                                              TOTAL TRUSTEE FEES
                                           TRUSTEE FEES          FROM FUND AND
    TRUSTEE                                FROM FUND(1)         FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen                             N/A                  $      0
    Kevin R. Parke                             N/A                  $      0
    Jeffrey L. Shames                          N/A                  $      0

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                   $  278                 $148,006
    The Hon. Sir J. David Gibbons, KBE(3)    $    0                 $160,890
    William R. Gutow                         $  278                 $148,006
    J. Atwood Ives                           $  285                 $164,031
    Abby M. O'Neill                          $  267                 $146,450
    Lawrence T. Perera                       $  285                 $151,574
    William J. Poorvu                        $  285                 $161,463
    J. Dale Sherratt                         $  278                 $149,006
    Elaine R. Smith                          $  278                 $152,574
    Ward Smith                               $  289                 $165,334

    ----------------
    (1) For the fiscal year ended April 30, 2003.
    (2) Information is provided for calendar year 2002. Each Trustee receiving compensation served as Trustee of 112 Funds within the MFS Funds complex (having aggregate net assets at December 31, 2002 of approximately $74.3 billion.)
    (3) Mr. Gibbons retired as Trustee of the Fund effective December 31, 2002.

COMMITTEES
................................................................................................................................

                         NUMBER OF
                        MEETINGS IN
                       TRUST'S LAST
NAME OF COMMITTEE       FISCAL YEAR                       FUNCTIONS                                      MEMBERS(1)
-------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            6           Provides oversight with respect to the accounting and       Gutow*, Ives*, Poorvu*,
                                       auditing procedures of the Fund and, among other things,    Sherratt* and W. Smith*
                                       considers the selection of the independent accountants
                                       for the Fund and the scope of the audit, and considers
                                       the effect on the independence of those accountants of
                                       any non-audit services such accountants provide to the
                                       Fund and any audit or non-audit services such
                                       accountants provide to other MFS Funds, MFS and/or
                                       certain affiliates.

NOMINATING COMMITTEE       0           Recommends qualified candidates to the Board in the         All non-interested Trustees
                                       event that a position is vacated or created. The            of the Board (Cohn,Gutow,
                                       Nominating Committee would consider recommendations by      Ives, O'Neill, Perera,
                                       shareholders if a vacancy were to exist. Shareholders       Poorvu, Sherratt, E. Smith
                                       wishing to recommend Trustee candidates for                 and W. Smith)
                                       consideration by the Nominating Committee may do so by
                                       writing the Fund's Secretary. Such suggestions must be
                                       accompanied by complete biographical and occupational
                                       data on the prospective nominee, along with a written
                                       consent of the prospective nominee to consideration of
                                       his or her name by the Committee.

COMPENSATION               0           Administers and approves all elements of compensation       All non-interested Trustees
COMMITTEE                              for the Trustees who are not "interested persons" of the    of the Board (Cohn, Gutow,
                                       Fund as defined in the 1940 Act or affiliated with the      Ives, O'Neill, Perera,
                                       Fund's investment adviser.                                  Poorvu, Sherratt, E. Smith
                                                                                                   and W. Smith)

CONTRACTS REVIEW           2           Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                              reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gutow,
                                       investment advisory and principal underwriting              Ives, O'Neill, Perera,
                                       agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt, E. Smith
                                       that the Fund proposes to renew or continue, and to make    and W. Smith)
                                       its recommendations to the full Board of Trustees on
                                       these matters.

GOVERNANCE COMMITTEE       0           Reviews and articulates the governance structure of the     Cohn*, Ives*, Poorvu*,
                                       Board of Trustees. The Committee advises and makes          Shames, Sherratt* and
                                       recommendations to the Board on matters concerning          W. Smith*
                                       directorship practices and recommendations concerning
                                       the functions and duties of the committees of the Board.

PORTFOLIO TRADING AND      6           Reviews MFS' process and procedures, internal controls      Cohn*, O'Neill*, Perera* and
MARKETING REVIEW                       and compliance monitoring relating to (i) portfolio         E. Smith*
COMMITTEE                              trading, best execution and brokerage costs and trade
                                       allocations, (ii) MFD's role as the Fund's principal
                                       underwriter in distributing and marketing Fund shares
                                       and the production and use of sales and marketing
                                       materials in various forms of media and (iii) the Fund's
                                       investment policies and practices.

PRICING COMMITTEE          0           Reviews procedures for the valuation of securities and      Ballen, Parke, Poorvu*,
                                       periodically reviews information from MFS regarding fair    Shames, E. Smith* and
                                       value and liquidity determinations made pursuant to the     W. Smith*
                                       board-approved procedures, and makes related
                                       recommendations to the full Board and, if requested by
                                       MFS, assists MFS's internal valuation committee and/or
                                       the full Board in resolving particular valuation matters.

---------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
.............................................................................................................................

The Fund paid compensation to its affiliated service providers over the specified periods as follows:

.............................................................................................................................

FISCAL                  PAID TO MFS       AMOUNT       PAID TO MFS FOR       PAID TO MFSC        AMOUNT         AGGREGATE
YEAR                   FOR ADVISORY       WAIVED       ADMINISTRATIVE        FOR TRANSFER        WAIVED       AMOUNT PAID TO
ENDED                    SERVICES         BY MFS          SERVICES          AGENCY SERVICES      BY MFSC       MFS AND MFSC
----------------------------------------------------------------------------------------------------------------------------
April 30, 2003(1)          $0           $302,117          $8,575                 $0               $0             $8,575

----------------------
(1) For the period from the initial public offering of Class B shares on October 17, 2002.

-------------------
PART I - APPENDIX C
-------------------

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
.........................................................................................................

The following sales charges were paid during the specified periods:

                                    CLASS A INITIAL SALES CHARGES:                  CDSC PAID TO MFD ON:

                                               RETAINED      REALLOWED     CLASS A  CLASS B      CLASS C
FISCAL YEAR END                  TOTAL          BY MFD       TO DEALERS    SHARES   SHARES        SHARES
--------------------------------------------------------------------------------------------------------
April 30, 2003(1)                 N/A            N/A            N/A          N/A    $29,818        N/A

----------------------
(1) For the period from the initial public offering of Class B shares on October 17, 2002.

DEALER REALLOWANCES
.........................................................................................................
As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                              DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                                           PERCENT OF OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $100,000                                                     4.00%
$100,000 but less than $250,000                                        3.20%
$250,000 but less than $500,000                                        2.25%
$500,000 but less than $1,000,000                                      1.70%
$1,000,000 or more                                                     None*

----------------
* A CDSC will apply to such purchase.

DISTRIBUTION PLAN PAYMENTS
.........................................................................................................

During the fiscal year ended April 30, 2003, the Fund made the following Distribution Plan payments:

                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

CLASS OF SHARES          PAID BY FUND              RETAINED BY MFD             PAID TO DEALERS
--------------------------------------------------------------------------------------------------------
Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares.

Class A Shares              N/A                         N/A                         N/A
Class B Shares(2)         $599,744                    $543,841                    $55,903
Class C Shares              N/A                         N/A                         N/A

----------------------
(2) For the period from the initial public offering of Class B shares on October 17, 2002.

-------------------
PART I - APPENDIX D
-------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
...............................................................................
The following brokerage commissions were paid by the Fund during the specified time periods:

                                            BROKERAGE COMMISSIONS
FISCAL YEAR END                                  PAID BY FUND
------------------------------------------------------------------------------
April 30, 2003                                       $0

SECURITIES ISSUED BY REGULAR BROKER-DEALERS
...............................................................................

During the fiscal year ended April 30, 2003, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2003:

                                              VALUE OF SECURITIES
BROKER-DEALER                                 AS OF APRIL 30, 2003
------------------------------------------------------------------------------
None

-------------------
PART I - APPENDIX E
-------------------

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

  The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2002.

  The following dollar ranges apply:

    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                              AGGREGATE DOLLAR
                                      DOLLAR RANGE            RANGE OF EQUITY
                                       OF EQUITY              SECURITIES IN ALL
                                       SECURITIES            MFS FUNDS OVERSEEN
NAME OF TRUSTEE                         IN FUND                 BY TRUSTEE
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames                          N                         D
John W. Ballen                             N                         D
Kevin R. Parke                             N                         D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                     N                         D
William R. Gutow                           N                         D
J. Atwood Ives                             N                         D
Abby M. O'Neill                            N                         D
Lawrence T. Perera                         N                         D
William J. Poorvu                          N                         D
J. Dale Sherratt                           N                         D
Elaine R. Smith                            N                         D
Ward Smith                                 N                         D

25% OR GREATER OWNERSHIP
The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together), and are therefore presumed to control the Fund.

                                            JURISDICTION
                                           OF ORGANIZATION           PERCENTAGE
NAME AND ADDRESS OF INVESTOR                 (IF A COMPANY)          OWNERSHIP
-------------------------------------------------------------------------------
SMBC Friend Securities Company Ltd.                                      100%
7-12 Kabuto-Cho Nihonbashil
Chuo Ku Tokyo 103-8221
Japan

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares.

NAME AND ADDRESS OF INVESTOR OWNERSHIP                             PERCENTAGE
................................................................................

SMBC Friend Securities Company Ltd.                             100% of Class B
7-12 Kabuto-Cho Nihonbashil
Chuo Ku Tokyo 103-8221
Japan

-------------------
PART I - APPENDIX F
-------------------

PERFORMANCE INFORMATION
...........................................................................

All performance quotations are as of April 30, 2003, and are shown before the deduction of taxes.

                                                                                   ACTUAL 30-
                                                           AVERAGE ANNUAL          DAY YIELD
                                                           TOTAL RETURNS           (INCLUDING    30-DAY YIELD     CURRENT
                                                     --------------------------    ANY           (WITHOUT ANY     DISTRIBUTION
                                                           LIFE OF FUND*           WAIVERS)      WAIVERS)         RATE+
                                                     --------------------------------------------------------------------------
Class A Shares, with initial sales
charge (4.75%)                                                    N/A

Class A Shares, at net asset value                                N/A                 N/A              N/A             N/A

Class B Shares, with CDSC (declining
over 6 years from the end of the calendar
month of purchase from 4% to 0%)                                 4.08%                N/A              N/A             N/A

Class B Shares, at net asset value                               8.08%                4.06%            2.86%           4.24%

Class C Shares, with CDSC (1% for
first year from the end of the
calendar month of purchase)                                       N/A                 N/A              N/A             N/A

Class C Shares, at net asset value                                N/A                 N/A              N/A             N/A

----------------------
* From the commencement of the Fund's investment operations on October 17, 2002.
+ Annualized, based upon the last distribution.

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

Part II of the Statement of Additional Information dated January 1, 2003 of the Registrant is hereby incorporated by reference to the Registrant's Post-Effective Amendment No. 49 (file nos. 2-50409 and 811-2464) filed with the Securities and Exchange Commission via EDGAR on August 28, 2003.